009450-0001-08756-PaloAlto.2034351.1                                  08/19/02
7:30 AM



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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                 ______________

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  ____________


       Date of report (Date of earliest event reported): August 23, 2002


                       BEDFORD PROPERTY INVESTORS, INC.
              (Exact Name of Registrant as Specified in Charter)

       Maryland                      1-12222                      68-0306514
   (State or Other                (Commission                 (I.R.S. Employer
  of Incorporation)               File Number)               Identification No.)


                              270 Lafayette Circle
                             Lafayette, CA   94549
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (925) 283-8910


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)




Item 9.      Regulation FD Disclosure.

     On August 21, 2002, the Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for the Registrant's Annual Report on Form 10-K/A for the period ended December 31, 2001 was delivered to the Securities and Exchange Commission as correspondence accompanying the filing of such Annual Report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   BEDFORD PROPERTY INVESTORS, INC.
                                  (Registrant)


                                   By: /s/ Dennis Klimmek
                                 Name:  Dennis Klimmek
                                Title:  General Counsel and Secretary



Date:  August 23, 2002